                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                STI Classic Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1)       Title of each class of securities to which transaction applies:

    (2)       Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)       Proposed maximum aggregate value of transaction:

    (5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)       Amount Previously Paid:

    (2)       Form, Schedule or Registration Statement No.:

    (3)       Filing Party:

    (4)       Date Filed:

                                STI CLASSIC FUNDS

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-888-STI-FUND


September 11, 2006


Dear Shareholder:

On behalf of the Board of Trustees of the STI Classic Funds, we are pleased to invite you to a Special Meeting of Shareholders of the STI Classic Florida Tax-Exempt Bond Fund (the "Fund") to be held at 9:00 a.m., Eastern Time, on October 13, 2006 at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (the "Meeting"). At the Meeting, you will be asked to approve a change to a fundamental investment policy of the Fund, which will permit the Fund to transition from a Florida tax-exempt bond fund to a national high grade municipal bond fund.

This change, which is in response to the recent repeal of the Florida Intangible Tax, could have several positive outcomes, including:

     o    Diversification across multiple states

     o    Potential for yield opportunities that may not be present in Florida

     o A larger investment pool for the Portfolio Manager, who has more than 18 years of experience managing national municipal funds

The details of the proposed change are set forth in the proxy statement which accompanies this letter. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Most shareholders cast their votes by telephone or via the internet. PLEASE REFER TO YOUR PROXY CARD for simple instructions on how to vote by telephone, mail or the internet.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Meeting, a majority of shares must be represented in person or by proxy vote. Please vote promptly. It is important that your vote be received by the close of business on October 12, 2006.

We thank you for your continued confidence and support in the STI Classic Funds.

Sincerely,



                /s/ R. Jeffrey Young

                R. Jeffrey Young
                President
                STI Classic Funds

                               QUESTIONS & ANSWERS

                   FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
              STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND (THE "FUND")


Q.       WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to approve a change to the Fund's current fundamental investment policy of investing at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves expected to be exempt from the Florida Intangibles Tax. The proposed new fundamental policy would require the Fund to invest, under normal circumstances, at least 80% of its net assets in investment grade municipal securities, the income on which is exempt from federal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax.

Q: WHY IS THE BOARD OF TRUSTEES PROPOSING THIS CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY?

A. The Florida Intangibles Tax was recently repealed effective January 1, 2007. As a result, the ability to invest in a mutual fund with shares exempt from the Florida Intangibles Tax is no longer a benefit to shareholders. If the new fundamental investment policy is approved, the Fund's investment adviser will transition the Fund to a national municipal bond fund. The Adviser believes, and the Board considered, that the proposed new investment strategy will preserve current and future shareholders' ability to receive income exempt from federal income taxes, while broadening the pool of investable securities to a national level, with the intent of expanding yield opportunities.

Q.       WILL ANY OTHER POLICIES CHANGE?

A. Yes. The Board has approved certain other changes that will take effect only if shareholders approve the proposed change to the Fund's fundamental policy. These include renaming the Fund as the STI Classic High Grade Municipal Bond Fund and adopting a new investment objective, strategy and policies consistent with its new name. Please refer to the attached proxy statement for more information about these changes.

Q.       WILL THE FUND'S TICKER SYMBOL AND CUSIP CHANGE?

A. The Fund's ticker symbols of SCFTX, SCFEX and SCFTX and CUSIPS of 784766693, 784766511 and 784766719 for the A, C and I Shares,
         respectively, will remain unchanged.

Q.       WILL PORTFOLIO MANAGEMENT CHANGE?

A. No, Mr. Ronald Schwartz, CFA will remain the STI Classic High Grade Municipal Bond Fund's portfolio manager. Mr. Schwartz has more than 25 years of experience managing state specific and national municipal bond funds.

Q.       WHO CAN VOTE?

A. All shareholders of the Fund as of August 18, 2006 are eligible and entitled to vote at the special meeting which is scheduled to be held on October 13, 2006.

Q.       HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" the proposal.

Q.       HOW CAN I VOTE?

A. You may vote by mail, telephone or the internet. Please refer to the simple instructions on the next page for information regarding voting. If your proxy is properly returned by the close of business on October 12, 2006, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares "FOR" the proposal.

Q.       WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your financial intermediary or the STI Classic Funds directly at 1-888-STI-FUND. Please note that you can not cast your vote by calling this number.

                      PLEASE VOTE THE ENCLOSED PROXY CARD.
                             YOUR VOTE IS IMPORTANT!

For your convenience, there are three ways to vote.


                                  VOTE BY MAIL

Return your signed proxy in the postage paid envelope provided.

                                VOTE BY TELEPHONE

It's fast, convenient, and your vote is immediately confirmed and posted.

Just follow these 4 easy steps:

1. Read the accompanying Proxy Statement/Prospectus.

2. Using a touch tone phone, call the toll-free number located on your ballot.

3. Enter your control number located on your ballot.

4. Follow the simple recorded instructions.

                                VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted and you can get all future materials by the Internet.

Just follow these 4 easy steps:

1. Read the accompanying Proxy Statement/Prospectus.

2. Go to the website WWW.PROXYVOTE.COM.

3. Enter your control number located on your ballot.

4. Follow the simple instructions.

                   BENEFITS OF TELEPHONE AND INTERNET VOTING:

* Immediate voting results.
* Voting 7 days a week, 24 hours a day (except day of Shareholder Meeting).



                       DO NOT RETURN THE PROXY VOTING CARD
                   IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                STI CLASSIC FUNDS

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 13, 2006


Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Funds (the "Trust") with respect to its series, the STI Classic Florida Tax-Exempt Bond Fund (the "Fund"), will be held at the offices of BISYS Fund Services Ohio, Inc, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on October 13, 2006 at 9:00 a.m., Eastern Time, or as postponed or adjourned from time to time (the "Meeting"), for the following purposes:

         1. To approve a change to a fundamental investment policy of the Fund as follows: Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal securities, the income on which is exempt from federal income taxes. However, the interest income on certain of these securities may be subject to an alternative minimum tax.

         2. To transact such other business as may properly be brought before the Meeting.

Proposal 1 is described in the attached proxy statement. The Board of Trustees of the STI Classic Funds unanimously recommends that you vote in favor of the proposal.

Shareholders of record as of the close of business on August 18, 2006 are entitled to notice of, and to vote at, the Meeting.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD BY ONE OF THE THREE METHODS DESCRIBED IN THE PROXY CARD. RETURNING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN THE PERSON. DO NOT RETURN THE PROXY VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY THE CLOSE OF BUSINESS ON OCTOBER 12, 2006.





                                                /s/ Cynthia Surprise
                                                Cynthia Surprise
                                                Secretary
                                                STI Classic Funds

                                STI CLASSIC FUNDS

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-888-STI-FUND

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 2006

This proxy statement is being furnished by the Board of Trustees (the "Board") of the STI Classic Funds (the "Trust") in connection with the solicitation of the accompanying proxy. This proxy will be voted at the Special Meeting of Shareholders of the STI Classic Florida Tax-Exempt Bond Fund (the "Fund), a series of the Trust, to be held on October 13, 2006 at 9:00 a.m., Eastern Time, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 or as postponed or adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The Trust anticipates that the mailing of this proxy statement to shareholders will begin on or about September 11, 2006.

Shareholders can find important information about the Fund in the Trust's annual report for the fiscal year ended March 31, 2006, which was previously furnished to shareholders. Shareholders may request additional copies of the annual report, which will be provided without a charge, by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, by calling 1-888-STI-FUND, on the STI Classic Funds' website at www.sticlassicfunds.com, or on the Securities and Exchange Commission's website at www.sec.gov.


This proxy statement sets forth concisely the information that shareholders of the Fund should know before voting on the proposal, and should be retained for future reference.

                                   PROPOSAL 1

        APPROVAL OF CHANGE TO A FUNDAMENTAL INVESTMENT POLICY OF THE FUND

At its August 8, 2006 meeting, the Board, upon the recommendation of Trusco Capital Management, Inc., the investment adviser to the Fund, unanimously approved a proposal to change one of the Fund's fundamental investment policies as follows:


         CURRENT FUNDAMENTAL INVESTMENT POLICY
         Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax.


         PROPOSED FUNDAMENTAL INVESTMENT POLICY
         Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal securities, the income on which is exempt from federal income taxes. However, the interest income on certain of these securities may be subject to an alternative minimum tax.


The Florida Intangibles Tax was recently repealed, effective January 1, 2007. As a result, the ability to invest in a mutual fund with shares exempt from the Florida Intangibles Tax is no longer a benefit to shareholders. Therefore, the Board has determined to transition the Fund to a national high grade municipal bond fund, the income on which will be exempt from federal income taxes, although the interest income on certain of these municipal securities may be subject to an alternative minimum tax. The Adviser believes, and the Board considered, that this new policy will preserve current and future shareholders' ability to receive income exempt from federal income taxes, while broadening the pool of investable securities to a national level, with the intent of expanding yield opportunity.

If shareholders approve Proposal 1, the Fund will adopt the proposed new investment policy, which may subsequently be changed only with shareholder approval. The Fund will also be renamed the STI Classic High Grade Municipal Bond Fund and its investment objective, strategies, certain non-fundamental policies, restrictions and risks will change as discussed in detail in Appendix A of this proxy statement. The Board may change the Fund's objective, strategies, non-fundamental investment polices and restrictions without shareholder approval. If shareholders do not approve Proposal 1, the Board will consider other appropriate action.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY.


                                 OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.


                                OTHER INFORMATION


SERVICE PROVIDERS

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 ("Trusco" or the "Adviser") is the investment adviser to the Fund. Trusco is registered under the Investment Advisers Act of 1940, as amended. Trusco is a direct, wholly-owned subsidiary of SunTrust Banks, Inc., a Georgia corporation and a bank holding company.

BISYS Fund Services Limited Partnership and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, are the principal underwriter and administrator, respectively, of the Fund.

PROXY SOLICITATION

The Fund will incur no costs in connection with the Meeting. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.

SHAREHOLDER VOTING

Only shareholders of record of the Fund as of the close of business on August 18, 2006 (the "Record Date") are entitled to notice of and to vote at Meeting. As of the Record Date, there were [NUMBER OF SHARES] outstanding shares of beneficial interest of the Fund.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, without regard to class.

The presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum. For the purpose of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote and for which the brokers or nominees do not have discretionary voting authority) will be treated as shares that are present for the purpose of establishing a quorum, but will not count toward approval of Proposal 1. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for the purpose of obtaining the requisite approval of Proposal 1. If sufficient votes in favor of Proposal 1 are not received by the time scheduled for the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to Proposal 1. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies for which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted "FOR" Proposal 1 and in accordance with the judgment of the persons appointed as the proxies upon any other matter that may properly come before the Meeting. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, by delivering a subsequently dated proxy or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

Approval of Proposal 1 will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

PRINCIPAL SHAREHOLDERS

As of the Record Date, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of the Record Date the following persons were shareholders owning of record or known by the Trust to beneficially own 5% or more of the outstanding shares of a class of the Fund:

---------------------------------------------------------------------------------------------------------------------------------
      NAME AND ADDRESS OF               NUMBER AND CLASS OF           APPROXIMATE PERCENTAGE OF
             OWNER                         SHARES OWNED                         CLASS                   NATURE OF OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER PROPOSALS

The Trust does not hold regular annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a future special meeting of shareholders should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A shareholder proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to a proposal submitted on a timely basis.

THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY BY THE CLOSE OF BUSINESS ON OCTOBER 12, 2006. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET. PLEASE SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS.


By order of the Board of Trustees,

Cynthia Surprise
Secretary

September 15, 2006

                                   APPENDIX A

This Appendix A shows the investment goals and strategies that the Fund will adopt if shareholders approve Proposal 1. The Fund will change its name to STI Classic High Grade Municipal Bond Fund and adopt new investment goals and strategies consistent with this name. Some of the risks involved with investing in the Fund will also change. This Appendix A also provides information regarding the individual who is primarily responsible for the day-to-day management of the Fund.

                   STI CLASSIC HIGH GRADE MUNICIPAL BOND FUND

INVESTMENT GOAL: Yield driven by seeking current income exempt from federal income taxes other than the alternative minimum tax while preserving capital.

INVESTMENT STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal securities, the income on which is exempt from federal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. In addition, up to 20% of the Fund's assets may be invested in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities insured as to timely payment. Municipal bond insurance is issued by a municipal bond insurance company that insures the Fund will receive payment of principal and interest due on a bond in a timely manner. Municipal bond insurance reduces (but does not eliminate) credit risk.

In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as futures, options, swaps and inverse floaters) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations.

Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, reducing the Fund's return. The lower the rating of a debt security, the higher its credit risk.

There may be economic or political changes that impact the ability of municipal issues to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Below investment grade securities (sometimes referred to as "junk bonds") involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

Because the Fund invests in derivatives, it is exposed to additional volatility and potential losses. The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

INDEX/OBJECTIVE: The Fund will continue to measure its performance against that of the Lehman Brothers 10-Year Municipal Bond Index. It will also measure its performance against that of the Lipper Insured Municipal Debt Funds Objective. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and pre refunded bonds with maturities between 8 and 12 years. The Lipper Insured Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's proposed goals. It reports the average return of all mutual funds in the Lipper Insured Municipal Debt Funds category. The number of funds in the Objective varies.

MORE INFORMATION ABOUT RISK:

Below Investment Grade Risk
---------------------------

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield securities involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Derivatives Risk
----------------

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps and inverse floaters) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

     - The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

     - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

     - There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

     -    There may not be a liquid secondary market for derivatives.

     -    Trading restrictions or limitations may be imposed by an exchange.

     -    Government regulations may restrict trading in derivatives.

     - The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Total return swaps could result in losses if their reference index, security or investments do not perform as anticipated.

Exchange Traded Fund Risk
-------------------------

The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Fixed Income Risk
-----------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk.

Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

Municipal Issuer Risk
---------------------

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

REINVESTMENT RISK

Interest or dividends earned from an investment may not be able to be reinvested in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond.

PORTFOLIO MANAGER: Mr. Ronald Schwartz, CFA, will continue as the Fund's manager. Mr. Schwartz has served as Managing Director of Trusco since July 2000. He has managed the Fund and the STI Classic Investment Grade Tax-Exempt Bond Fund since their inception. He has more than 25 years of investment experience.

                                STI CLASSIC FUNDS
                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-888-STI-FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 13, 2006


The undersigned hereby appoints Cynthia Surprise and Jennifer English, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of the STI Classic Florida Tax-Exempt Bond Fund (the "Fund"), a series of STI Classic Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on October 13, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any postponement or adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES
              RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

TO APPROVE A CHANGE TO A FUNDAMENTAL INVESTMENT POLICY OF THE FUND AS FOLLOWS:
UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN INVESTMENT GRADE MUNICIPAL SECURITIES, THE INCOME ON WHICH IS EXEMPT FROM FEDERAL INCOME TAXES. HOWEVER, THE INTEREST INCOME ON CERTAIN OF THESE SECURITIES MAY BE SUBJECT TO AN ALTERNATIVE MINIMUM TAX.


         / /  FOR                 / /  AGAINST                 / /  ABSTAIN


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated                , 2006
      ---------------

                          ----------------------------------------------
                          Name of Shareholder(s) -- Please print or type

                          ----------------------------------------------
                          Signature(s) of Shareholder(s)

                          ----------------------------------------------
                          Signature(s) of Shareholder(s)

         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
     AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE PROXY MUST BE
             RECEIVED BY THE CLOSE OF BUSINESS ON OCTOBER 12, 2006.